Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of Nabors Energy Transition Corp. II (the “Company”) for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Anthony G. Petrello, Chairman, President and Chief Executive Officer of the Company and I, William Restrepo, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: April 1, 2025

/s/ ANTHONY G. PETRELLO
Anthony G. Petrello
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

/s/ WILLIAM RESTREPO
William Restrepo
Chief Financial Officer
(Principal Financial and Accounting Officer)